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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 28, 2001



                              MATTHEWS STUDIO EQUIPMENT GROUP
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                   (Exact name of registrant as specified in its charter)

                                         California
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                       (State or other jurisdiction of incorporation)
                   0-18102                                      95-1447751
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             (Commission file number)    (I.R.S. Employer Identification Number)

              3111 North Kenwood Street, Burbank, CA                   91505
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         (Address of principal executive office)                   (Zip Code)

                                    (818) 525-5200
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                 (Registrant's telephone number, including area code)

                                          N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 3.  Bankruptcy or Receivership

     On April 6, 2000, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Central
District of California, San Fernando Valley Division. The Registrant is filing its monthly report to the United States Bankruptcy Court for the period ended
February 28, 2001, which was filed with the bankruptcy court on April 4, 2001

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             MATTHEWS STUDIO EQUIPMENT GROUP
                                         (Registrant)



Date:  April 4, 2001             By: /s/ Ellen Gordon
                                -----------------
                                 Ellen Gordon
                                 Estate Representative

                                       3
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(2)(c) Exhibits

                         EXHIBIT INDEX


Exhibit          Document Description
-------          --------------------

99.9             Report to United States Bankruptcy Court for
                 February 28, 2001.